FINANCIAL INCOME, NET (Tables)	6 Months Ended
Jun. 30, 2015
FINANCIAL INCOME, NET [Abstract]
Schedule of Financial Income, Net
	Six months ended June 30,
	2015	2014

Interest income	$406	$129
Change in fair value of Exchange Option and embedded derivatives and outstanding options to non-employee within research and development funding arrangement	-	(11)
Financial income from selling of Evogene shares	-	2,345
Exchange rate differences and others	(82)	9

Financial income, net	$324	$2,472